Exhibit 99.1 Chart Industries, Inc. May 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and ProprietaryExhibit 99.1 Chart Industries, Inc. May 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Forward Looking Statements Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the proposed acquisition of Harsco’s Industrial Air-X-Changer Business, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “outlook,” “guidance,” continue, or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied or the regulatory approvals required for the acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the acquisition may not occur or be delayed; the Company may be unable to achieve the anticipated benefits of the acquisition (including with respect to synergies); revenues following the acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and ProprietaryForward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Forward Looking Statements Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the proposed acquisition of Harsco’s Industrial Air-X-Changer Business, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “outlook,” “guidance,” continue, or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the conditions to the completion of the acquisition may not be satisfied or the regulatory approvals required for the acquisition may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the acquisition may not occur or be delayed; the Company may be unable to achieve the anticipated benefits of the acquisition (including with respect to synergies); revenues following the acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Leadership Team



Jill Evanko
Chief Executive Officer



Jeff Lass
Chief Financial Officer



Joe Belling
President, Chart E&C



Hans Lonsain
President, Chart D&S East



Grady Walker
President, Chart D&S West



Aaron Bridges
Commercial Officer

2

© 2019 Chart Industries, Inc. Confidential and Proprietary

Leading Supplier of Mission Critical Equipment & Systems

CHART

Innovation. Experience. Performance.

1 Energy & Chemical






- Supply Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes
- Provide integrated systems and aftermarket services for gas processing, LNG and petrochemical applications
- Lead in technological advancements

2 Distribution & Storage








- Offer a complete portfolio of cryogenic distribution and storage equipment
- Spearhead innovation in cryogenic packaged gas and MicroBulk systems
- Excel with over 20 years of experience in LNG applications
- Set the standard for storage of biological materials at low temperatures

© 2019 Chart Industries, Inc. Confidential and Proprietary

3

2018 End-Market Exposure Consolidated E&C Cryobiological, HVAC, pow er and 8% refining, 19% Natural gas processing, 24% Packaged gas, 19% Industrial gas, 3% LNG, 11% LNG, 16% Natural gas processing, 67% Industrial gas, 1% Bulk industrial gas, 25% HVAC, pow er and refining, 7% D&S East D&S West Packaged gas, Cryobiological, LNG, 16% 22% 18% LNG, 27% Bulk industrial gas, 32% Packaged gas, 34% Bulk industrial gas, 51% 4 © 2019 Chart Industries, Inc. Confidential and Proprietary2018 End-Market Exposure Consolidated E&C Cryobiological, HVAC, pow er and 8% refining, 19% Natural gas processing, 24% Packaged gas, 19% Industrial gas, 3% LNG, 11% LNG, 16% Natural gas processing, 67% Industrial gas, 1% Bulk industrial gas, 25% HVAC, pow er and refining, 7% D&S East D&S West Packaged gas, Cryobiological, LNG, 16% 22% 18% LNG, 27% Bulk industrial gas, 32% Packaged gas, 34% Bulk industrial gas, 51% 4 © 2019 Chart Industries, Inc. Confidential and Proprietary

Staying Focused on Our Strategy

CHART

Innovation. Experience. Performance.

*Build upon our core competency of cryogenic engineering and product expertise in our **industrial gas** and **energy** applications*

Acquisition of Hudson Products	Acquisition of Skaff	Resegmentation and Leadership Changes	Purchase of VRV	Sale of CAIRE Medical	Signed agreement to purchase Harsco's Air-X-Changers May 8, 2019
September 2017	January 2018	September 2018	November 2018	December 2018	May 8, 2019

Organic Approach

- Improve operating margin 400+ basis points before big LNG
- Deliver 5% - 7% organic growth through the cycle before big LNG
- Offer innovative solutions to our customers with full suite of products

Inorganic Approach

- Add customers, geographies and products for cryogenic industrial gas and energy
- Reduce reliance on big LNG cycles
- Grow profitable parts, repair, service business

HARSCO INDUSTRIAL Air-X-Changers

- Mid to high single digit revenue CAGRs across the cycle
- Accretive to gross, operating and EBITDA margins
- $20M+ cost synergies expected to further expand margins
- Completes full ACHX product offering
- Accesses upstream and midstream applications
- Focused leadership to drive customer centric behavior
- 10% aftermarket content (50%+ gross margins as a % of sales)

© 2019 Chart Industries, Inc. Confidential and Proprietary

5

Our Focused Gas to Liquids Offering

CHART

Innovation. Experience. Performance.

Segment	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Re-gasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas			ACHX	Orca Microbulk	Engineered Tanks	Ambient Vaporizers	Installation & Startup	N2 Dosing
			Cold Boxes	Trailers	Standard Bulk	Powered Vaporizers	Support & Training	GeN2
			BAHX	Rail Cars	Specialty Bulk		Process Optimization	CO2 Beverage
			Breech lock	ISO Containers	VJ Pipe		Shop Repair/Refub	Packaged Gas Cyl
			Engineered Tanks	Stainless Steel Shippers	Stainless Freezers			Dewars & Filling Systems
			VJ Pipe	Aluminum Shippers	Valves			Engineered Systems
			Valves	Valves				Lifescience Storage
								Al Storage
Energy	ACHX (Oil & Gas Offshore)	ACHX (Oil Refining & PetroChem)	ACHX (Oil Refining & PetroChem)	Trailers	Standard Bulk	Ambient Vaporizers	Installation & Startup	IPMSR & Licensing
	ACHX Upstream Gathering & Comp	NRUs	Cold Boxes	Rail Cars	Engineered Tanks	Powered Vaporizers	Support & Training	On-Vehicle Tanks
	Shell & Tube HX	BAHX	BAHX	ISO Containers	Valves	ACHX (Power)	Process Optimization	Tender Cars
	ACHX Midstream Processing & Transmission	Shell & Tube HX	Shell & Tube HX			Fans		Fueling Stations
			Reactors & Pressure Vessels					
			Engineered Tanks					
			VJ Pipe					
			Valves					

New with Air-X-Changers acquisition

E&C D&S

© 2019 Chart Industries, Inc. Confidential and Proprietary

6

Harsco Air-X-Changer Products and Applications 7 © 2019 Chart Industries, Inc. Confidential and ProprietaryHarsco Air-X-Changer Products and Applications 7 © 2019 Chart Industries, Inc. Confidential and Proprietary

Compression Dynamics

CHART
Innovation. Experience. Performance.


50psi
1200psi
Gas Well
Frame
Engine
Cooler
Gas Pipeline

- Compression is a process whereby pressure of natural gas is increased to allow for field processing and point to point transportation
- Need for compression is driven by (a) the volume of gas and (b) the required pressure increase
- A single gas compressor consists of three key components:
    1. Natural gas powered engine for power
    2. Compression frame
    3. Air-cooled heat exchanger

Overall Gas Demand & Production	• Projected increasing natural gas demand • LNG and Mexico exports add to the increasing demand • Largely gas price agnostic; activity driven by production and the need to move gas • Permian & NE gas production projected to increase ~25% in next 4 years
Gas Associated with Oil Production	• Associated gas from oil shale plays forecasted to drive ~50% of growth in US nat gas production • Gas from shale oil has lower initial pressure vs. dry gas wells; requires more compression • Compressors economically advantaged in gas lift
Drilling Efficiency & Predictability	• High probability manufacturing-style drilling programs allow for efficient infrastructure planning • Large HP is more cost effective than a series of small HP units
Increased Pad Drilling and Longer Laterals	• Pad drilling brings multiple wells to a single wellsite, increasing volumes and compression demand • Longer lateral lengths increase flow to the wellhead, and higher volumes require more compression • New source of demand for higher horsepower compression units

© 2019 Chart Industries, Inc. Confidential and Proprietary
8

Harsco Air-X-Changers Deal Economics & Synergies

Transaction Specifics	• $592M purchase price • Expected $90M of tax benefits • 9.9X forecasted 2019 EBITDA multiple • Gross margin, operating margin and adjusted EPS accretive in year one • Strong free cash flow generation • Accretive to Chart ROIC by year 1; Forecasting ~13% acquisition ROIC by year two • Expected close in summer 2019, subject to customary closing conditions, including the expiration of the applicable waiting period under the HSR Act
Continued Balance Sheet Strength	• Transaction to be funded with cash on hand, existing credit facilities, and additional strategic financing • Continued expectation to be <3X leverage in three year period

Significant Cost Synergies	• Over $20M of cost synergies within the first 12 months of ownership
	  • Facility consolidations
	  • Strategic manufacturing
	  • Sourcing
	  • Utilization of our Hudson fans in all ACHXs
	  • Focused leadership

9
© 2019 Chart Industries, Inc. Confidential and Proprietary

Future Segments 2019F Full Year Pro Forma *Post Close of Harsco AXC Acquisition*

CHART

Innovation. Experience. Performance.

E&C Cryogenics BAHX / Cold Boxes	E&C FinFans ACHX / Fans	D&S East	D&S West
Global Commercial Team			
Revenue = $155M Backlog = $250M	Revenue = $545M Backlog = $320M	Revenue = $315M Backlog = $196M	Revenue = $490M Backlog = $127M

2019F Pro Forma ($M)	Hudson	+	Chart Cooler Service	+	Harsco AXC	=	E&C FinFans
Revenue	$205		$80		$260		$545
EBITDA(1)	45		13		60		118
% Revenue	22.0%		16.3%		23.1%		21.7%

(1) EBITDA, which is defined as earnings before interest, tax, depreciation and amortization, is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income. The Company believes this figure is of interest to investors and facilitates useful period to period comparisons of the Company's operating results. With respect to the Company's full year earnings outlook, the Company is not able to provide a reconciliation of EBITDA to net income because certain items may have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

© 2019 Chart Industries, Inc. Confidential and Proprietary

10

Business Update

Q2 2019 Updates are in Bold Italics

	Industry Trends	Year to Date Activity
E&C Cryogenics	• Increased petrochemical activity • Big LNG operator activity • ***Driftwood received DOE approval*** • ***Venture Global Plaquemines final EIS issued*** • ***Piedmont Natural Gas LNG facility*** • ***FERC + on Transco's N.East pipeline project***	• Booked Venture Global's Calcasieu Pass order ($135M) • Booked Golar Gimi FLNG order ($20M) • ***Announced IPSMR®+ process technology*** • ***Received process patent (April 29) on IPSMR®***
E&C FinFans	• Increasing activity in Lower 48 drilling • Big LNG need for ACHX • Fans being utilized in retrofits and ssLNG	• Introduced Tuf-Lite IV axial flow fan • Continued high order activity in air coolers • ***Announced $30M order with Bechtel for LNG project*** • ***Signed acquisition of Harsco's Air-X-Changer business***
D&S East	• IMO 2020 • Germany NG toll suspension • LNG fueling station and over the road • India LNG infrastructure activity • ***Shell/Gasnor LNG regas terminal for Gibralter***	• Signed MOU with IOCL for India LNG market development • Booked first German fueling station orders • ***Continued synergy sales with VRV, including an $800k order last week in Malaysia*** • ***Committed to LNG fueling systems line in Italy***
D&S West	• Specialty market interest (10%+ growth) • Over the road trucking • LTAs • Hydrogen • ***Executive orders driving potential for rail***	• Announced new CO2 Trifecta to be released in 2H 2019 • Completed 2 over the road trucking LTAs • Extended certain industrial gas customer LTAs • Booked hydrogen fuel station order in California • ***R&D development with food & beverage companies on Nitro beverages***

© 2019 Chart Industries, Inc. Confidential and Proprietary

11

LNG Supply / Demand

Demand forecast to 2025


500
400
300
200
100
0
Mtpa
293
182
476
2017
Demand Growth
2025E

Source: Wood Mackenzie; 2018 World LNG Report, published by IGU and HIS Market; Scotia Howard Weil estimates.

Supply/Demand Deficit Forecast


525
500
475
450
425
400
375
350
325
300
275
Mtpa
Supply-Demand Deficit in 2025:
95
2017
2018E
2019E
2020E
2021E
2022E
2023E
2024E
2025E
Existing Supply
New Supply Projects (2018+)
LNG Canada (Phase 1)
Greater Tortue FLNG
Demand Forecast


Global LNG Demand (MMtpa)
184
223
236
240
233
236
241
259
284
308
320
325
400
300
200
100
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Evercore

- Current buildout cycle serving upcoming 2022-2023 supply-demand deficit
- Expect ~100 MTPA of related orders in 2019 into the market

© 2019 Chart Industries, Inc. Confidential and Proprietary

12

Where we play in LNG *Source: Scotia Howard Weil 13 © 2019 Chart Industries, Inc. Confidential and ProprietaryWhere we play in LNG *Source: Scotia Howard Weil 13 © 2019 Chart Industries, Inc. Confidential and Proprietary

IPSMR® 14 © 2019 Chart Industries, Inc. Confidential and ProprietaryIPSMR® 14 © 2019 Chart Industries, Inc. Confidential and Proprietary

IPSMR®+ Chart’s IPSMR®+ process provides as much as 8% increased efficiency over IPSMR® Requires approximately 25% less plot space than conventional pre-cooled liquefaction technologies IPSMR®+ has been evaluated by two international oil companies and determined it continues to be the most efficient 15 © 2019 Chart Industries, Inc. Confidential and ProprietaryIPSMR®+ Chart’s IPSMR®+ process provides as much as 8% increased efficiency over IPSMR® Requires approximately 25% less plot space than conventional pre-cooled liquefaction technologies IPSMR®+ has been evaluated by two international oil companies and determined it continues to be the most efficient 15 © 2019 Chart Industries, Inc. Confidential and Proprietary

Big LNG Order Opportunities: 2019

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1 - BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Throughout 2019
2 – BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX	Q3 2019 for 1st phase
4 – 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles	2H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2020
7	FL small scale LNG Expansion	EPC TBD	Confidential	250,000 gpd	C250N, Cold boxes, BAHX, ACHX	2H 2019
8	FL ssLNG	EPC TBD	Confidential	500,000 gpd	C500 IPSMR®, cold boxes, BAHX, ACHX, tanks	2H2019-1H 2020
9	SE Asia LNG (+expansion)	EPC TBD	Confidential	3 MTPA (+8MTPA expansion)	IPSMR®, cold boxes, BAHX, ACHX	2H 2019-1H 2020
10	Liquefaction and distribution project	Black & Veatch	Confidential	Confidential	BAHX, loadout systems, coolers and trailers	2H 2019

- Includes Hudson content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

16

© 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Updated Guidance, with AXC

CHART

Innovation. Experience. Performance.

Prior Full Year 2019 (Pre Harsco AXC)	Full Year 2019 (Post Harsco AXC)
Sales **$1.29B - $1.34B** *Inclusive of 2019 portion of Calcasieu Pass and Golar Gimi*	**Sales** **$1.41B - $1.46B** *Inclusive of 2019 portion of Calcasieu Pass, Golar Gimi and Bechtel ACHX* *Includes 6 months of Harsco AXC ownership*
Adjusted EPS (1) **$2.70 - $3.05** *Assumes 22-23% full year tax rate*	**Adjusted EPS (1)** **$2.85 - $3.20** *Assumes 22-23% full year tax rate* *Includes 6 months of Harsco AXC ownership*
Capital Expenditures **$35M - $40M**	**Capital Expenditures** **$35M - $40M** *Includes $3M from Harsco AXC*

(1) Adjusted EPS is a non-GAAP measure, defined as earnings per share, as adjusted to exclude restructuring, transaction and integration-related costs, the dilution impact of convertible notes and certain other items and, with respect to the full year 2019 (post-close) figure, one-time financing costs and one-time costs to achieve synergies. With respect to the Company's outlook, the Company is not able to provide a reconciliation of adjusted EPS to earnings per share because certain items may have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

Updated Guidance Includes:

- Harsco Air-X-Changer 2H 2019: Assumes July 1, 2019 close of the acquisition, subject to closing conditions
- $4M of revenue in 2019 associated with ACHX $30M order announced on April 18th earnings call but previously not included in guidance
- Adjusted EPS excludes:
  - Restructuring and transaction related costs
  - One-time financing costs
  - One-time costs to achieve synergies
- Assumes additional interest expense on additional funding requirement (does not assume any further strategic financing under consideration)

© 2019 Chart Industries, Inc. Confidential and Proprietary

17

2020 Outlook

CHART
Innovation. Experience. Performance.

Ref #	Description	Revenue ($M)	Adjusted EPS[1]
1	**2020 Base Outlook as of June 2018**	**$1,380 - $1,400**	**$3.60 - $3.70**
2	Calcasieu Pass, Gimi, ACHX for Bechtel	125	0.90 - 1.00
3	Additional restructuring completed		0.15 - 0.20
4	+VRV, - CAIRE, +/- Other	(45) – (25)	(0.15) – (0.13)
5	Harsco AXC net of additional interest expense[2]	270 – 275	$0.55 - 0.60
6	**2020 Updated Outlook[3]**	**$1,730 - $1,775**	**$5.05 - $5.35**
7	Driftwood 2020 Phase 1 portion (assumes NTP in 2019)	200 – 225	1.95 – 2.15
8	Cheniere Corpus Christi Stage 3 (assumes NTP in 2019)	60 – 85	0.60 – 0.75
9	One other project out of known pipeline (assumes 2019 order)	40 – 60	0.40 – 0.50
10	**2020 Outlook With Expected Additional 2019 Big LNG Orders[4]**	**$2,030 - $2,145**	**$8.00 - $8.75**

As described at June 7, 2018 Investor Day (row 1)

Big LNG orders that are not yet booked (rows 7–9)

(1) See footnote 1 on slide 11. Tax affected adjustments are at 23%, and on 32.5 million weighted average shares outstanding. Excludes any potential future dilution impact associated with our convertible notes and related derivative securities.
(2) Assumes Harsco AXC acquisition closes on July 1, 2019. The acquisition is subject to customary closing conditions, including the expiration of the applicable waiting period under the HSR Act.
(3) Subject to timing of Venture Global Calcasieu Pass and Gimi schedules.
(4) Revenue and adjusted EPS associated in "2020 with expected additional 2019 Big LNG orders" has not been booked yet, but are expected to be booked in 2019.

© 2019 Chart Industries, Inc. Confidential and Proprietary

18

M&A: A Way to Accelerate Growth Prioritize Key Market Opportunities: Acquisition Criteria: § Strong level of strategic fit SERVICE & TEMPERATURE REPAIR § High degree of leveragability EXPANSION BUILDOUT (specific and attainable synergies) § Proven growth and profitability § Reasonable price expectations CRYOGENIC PUMPS / ACHX, § Management bench strength FANS, MARINE TECHNOLOGY TECH § Ownership that’s willing EXPANSION to assist in the transition 19 © 2019 Chart Industries, Inc. Confidential and ProprietaryM&A: A Way to Accelerate Growth Prioritize Key Market Opportunities: Acquisition Criteria: § Strong level of strategic fit SERVICE & TEMPERATURE REPAIR § High degree of leveragability EXPANSION BUILDOUT (specific and attainable synergies) § Proven growth and profitability § Reasonable price expectations CRYOGENIC PUMPS / ACHX, § Management bench strength FANS, MARINE TECHNOLOGY TECH § Ownership that’s willing EXPANSION to assist in the transition 19 © 2019 Chart Industries, Inc. Confidential and Proprietary

Corporate Responsibility As a responsible corporate citizen, Chart’s belief is that financial performance and responsibility for our environment, our employees and the global communities we touch are inextricably linked. Ethics It is our number one priority to build and support a Chart culture that is ethical and respectful of each other, our customers, and our stockholders. Supply Chain Chart is committed to the highest standards of ethics and business conduct. People and Safety Chart is committed to maintaining a safe, secure and ethical workplace. Environment and Conservation Chart is committed to environmental stewardship and sustainable business practices. Community Engagement Active and supportive member in the communities in which we maintain a presence. 20 © 2019 Chart Industries, Inc. Confidential and ProprietaryCorporate Responsibility As a responsible corporate citizen, Chart’s belief is that financial performance and responsibility for our environment, our employees and the global communities we touch are inextricably linked. Ethics It is our number one priority to build and support a Chart culture that is ethical and respectful of each other, our customers, and our stockholders. Supply Chain Chart is committed to the highest standards of ethics and business conduct. People and Safety Chart is committed to maintaining a safe, secure and ethical workplace. Environment and Conservation Chart is committed to environmental stewardship and sustainable business practices. Community Engagement Active and supportive member in the communities in which we maintain a presence. 20 © 2019 Chart Industries, Inc. Confidential and Proprietary

Chart Investment Highlights Leading diversified industrial Operate in attractive, growing global manufacturer with diverse markets and broad product offering Innovative technical expertise Cross-operating segment scale and and reputation collaboration Longstanding relationships with Industry leading global industry leading and global manufacturing capability customers 21 © 2019 Chart Industries, Inc. Confidential and ProprietaryChart Investment Highlights Leading diversified industrial Operate in attractive, growing global manufacturer with diverse markets and broad product offering Innovative technical expertise Cross-operating segment scale and and reputation collaboration Longstanding relationships with Industry leading global industry leading and global manufacturing capability customers 21 © 2019 Chart Industries, Inc. Confidential and Proprietary

Appendix: Q1 2019 Results © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and ProprietaryAppendix: Q1 2019 Results © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Order Activity All results reflect continuing operations E&C D&S East D&S West (13%) +182% +32% $264 $131 $114 $83 $94 $63 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2018 Q1 2019 • Big LNG • Industrial gas • Industrial gas • Air Cooled Heat Exchangers • LNG fueling systems • Long term agreements • Petrochemical • Trailers • Over the road trucking • Natural Gas Processing • China • Specialty Markets • Parts, repair, service • VRV • VRV 23 © 2019 Chart Industries, Inc. Confidential and ProprietaryQ1 2019 Order Activity All results reflect continuing operations E&C D&S East D&S West (13%) +182% +32% $264 $131 $114 $83 $94 $63 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2018 Q1 2019 • Big LNG • Industrial gas • Industrial gas • Air Cooled Heat Exchangers • LNG fueling systems • Long term agreements • Petrochemical • Trailers • Over the road trucking • Natural Gas Processing • China • Specialty Markets • Parts, repair, service • VRV • VRV 23 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Backlog All results reflect continuing operations Consolidated E&C $568.2 $253.0 $213.3 $476.9 $733.8 $410.5 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $- $100.0 $200.0 $300.0 $400.0 $500.0 December 2018 March 2018 March 2019 December 2018 March 2018 March 2019 D&S East D&S West $129.8 $185.4 $126.3 $137.3 $196.2 $127.1 $- $50.0 $100.0 $150.0 $200.0 $122.0 $124.0 $126.0 $128.0 $130.0 $132.0 $134.0 $136.0 $138.0 December 2018 March 2018 March 2019 December 2018 March 2018 March 2019 © 2019 Chart Industries, Inc. Confidential and ProprietaryQ1 2019 Backlog All results reflect continuing operations Consolidated E&C $568.2 $253.0 $213.3 $476.9 $733.8 $410.5 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $- $100.0 $200.0 $300.0 $400.0 $500.0 December 2018 March 2018 March 2019 December 2018 March 2018 March 2019 D&S East D&S West $129.8 $185.4 $126.3 $137.3 $196.2 $127.1 $- $50.0 $100.0 $150.0 $200.0 $122.0 $124.0 $126.0 $128.0 $130.0 $132.0 $134.0 $136.0 $138.0 December 2018 March 2018 March 2019 December 2018 March 2018 March 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Margin Expansion Actions

CHART
Innovation. Experience. Performance.

($M)	Facility Reduction / Consolidation	Headcount Reduction / Other	Price Increases and Supply Chain (1)	Product Line Rationalization (1)	Projected Incremental Annual Savings	Projected OpInc Impact to 2019 Versus Prior Guide
E&C	Announced consolidation from 4 facilities to 1 in Tulsa, OK ACHX production	Absorbed LifeCycle backoffice into business units Simplified mgmt. structure			$4.5	$2.0
D&S East		VRV duplicate mgmt. positions China headcount reduction	Global D&S price increase (Jan 8)	Closed production of BAHX in China	$0.5	$0.5
D&S West		Restructure of parts, repair, service group	Global D&S price increase (Jan 8)		$0.5	$0.5
Corporate		Streamlined corporate support functions (Legal, Marketing) and outside professional costs	Sourcing savings across three segments and corporate		$1.0	$0.6
					$6.5M	$3.6M

(1) Price increases, supply chain savings, and Product line rationalization were included in prior 2019 guidance

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Q1 Adjusted EPS

CHART
Innovation. Experience. Performance.

$ millions, except per share amounts Continuing Operations		Q1 2019	Q1 2018	Change V. PY
Net income from continuing operations		$0.9	$4.2	($3.3)
Reported EPS		**$0.03**	**$0.13**	**($0.10)**
1	*Restructuring and transaction-related costs*	0.23	0.05	0.18
2	*Integration and Step Up Costs*	0.09	-	0.09
3	*Other One-Time Items (2)*	0.03	-	0.03
4	*Dilution impact of convertible notes*	0.01	-	0.01
Adjusted EPS (1)		**$0.39**	**$0.18**	**$0.21**

(1) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates.
(2) Includes $0.01 related to aluminum cryobiological tank recall reserve expense, and $0.02 related to Tax Reform / transition tax related adjustments.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

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